SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                       Date of Report: September 22, 2003
                                        -------------------


                                  AZONIC, INC.
                               ------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


    NEVADA                           0-28315                84-1517404
-----------------                 -------------         ------------------
(State or other                   (Commission             (IRS Employer
jurisdiction of                   File Number)           Identification No.
 incorporation                                             post-merger)
 post-merger)


                            7 Day Street, Suite 900,
                            New York, New York 10007
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 962-4400
                                                          ----------------

                             11145 W. Rockland Drive
                            Littleton, Colorado 80127
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On September 22, 2003, a change in control of the Registrant occurred whereby Infinity Capital Group, Inc. of New York, New York purchased 4,500,000 shares of common stock of the registrant and L&M Specialties, Inc. of Carlsbad California purchased 1,200,000 shares of common stock of the registrant from Carriage House Capital Corp. of Tempe, Arizona.

     As a result of the change of control, the Board of Directors of the Registrant had approved to change the corporate office from Littleton, Colorado to 7 Day Street, New York, New York 10007.

     The new Board of Directors of the Registrant consists of Greg Laborde, as the Registrant's chairman and interim CEO. Mr. Laborde is the President & CEO of Infinity Capital Group, Inc. of New York, New York. Infinity Capital Group, Inc. owns 4,500,000 shares of common stock out of a total of 6,000,000 shares of common stock of the registrant. As a result of the change of control, Mr. Kevin
C. Baer resigned as Secretary, Jeffery R. Richards resigned as CFO of the registrant.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.


ITEM 5. OTHER EVENTS

     Not applicable.


ITEM 6. RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

     On September 22, 2003, Mr. Kevin C. Baer resigned as Secretary, Jeffery R. Richards resigned as CFO, and Howard Baer resigned as director and Chairman of the Board of the registrant. The new Board of Directors of the Registrant consists of Greg Laborde, as the Registrant's chairman and interim CEO. Mr. Laborde is the President & CEO of Infinity Capital Group, Inc. of New York, New York. Infinity Capital Group, Inc. owns 4,500,000 shares of common stock out of a total of 6,000,000 shares of common stock of the registrant.

The biographical information on the new officer and director is as follows:

GREG LABORDE, has over 17 years experience on Wall Street in the areas of investment banking, trading, sales and financial consulting. From 1986 to 1997, Mr. Laborde worked in corporate finance at a number of prestigious NYC based investment banks, including: Drexel Burnham Lambert, Lehman Brothers, Gruntal & Co., and Whale Securities. During his Wall Street tenure, Mr. Laborde was involved in over 20 public and private financing transactions totaling over 100 million dollars. In 1999 he founded and took public Origin Investment Group., a business development company that was involved in investing in IT related businesses. While serving as Chairman & CEO, Mr. Laborde was responsible for providing 2 million in direct equity investments, a 10 million equity credit line, as well as successfully negotiating definitive agreements to acquire several private businesses. In late December 2001, Origin completed a merger with International Wireless, Inc., a private company involved in developing visual intelligence software solutions for wireless and mobile devices.Mr. Laborde holds a Bachelor of Science degree from Lafayette College.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Not applicable.


ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 2, 2003                           AZONIC CORP.


                                                 /s/Greg laborde
                                                 ----------------------
                                                 Greg Laborde, Chairman